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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  February 10, 2003
                                                   -----------------


                          COMMISSION FILE NO.: 0-26823


                        ALLIANCE RESOURCE PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                        DELAWARE                          73-1564280

           (STATE OR OTHER JURISDICTION OF               (IRS EMPLOYER
            INCORPORATION OR ORGANIZATION)            IDENTIFICATION NO.)



           1717 SOUTH BOULDER AVENUE, SUITE 600, TULSA, OKLAHOMA 74119
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (918) 295-7600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.       OTHER EVENTS.

         On February 10, 2003, Alliance Resource Partners, L.P., a Delaware limited partnership (the "Partnership"), entered into an underwriting agreement, attached as Exhibit 1.1 hereto, with the underwriters named therein with respect to the issuance and sale by the Partnership of 2,250,000 units representing limited partner interests in the Partnership (the "Units") in an underwritten public offering (the "Offering"). The Partnership has granted the underwriters the option for 30 days to purchase an additional 337,500 Units solely to cover over-allotments. The Units sold in the Offering were registered under the Securities Act of 1933, as amended, pursuant to the Partnership's shelf registration statement on Form S-3 (File No. 333-85282). The closing of the Offering is expected to occur on February 14, 2003.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

       The Partnership files the following exhibits as part of this report:

       Exhibit 1.1 Underwriting Agreement dated as of February 10, 2003 by and among the Partnership and the underwriters named therein.

       Exhibit 5.1 Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered

       Exhibit 8.1 Opinion of Vinson & Elkins L.L.P. relating to tax matters

       Exhibit 23.1     Consent of Vinson & Elkins L.L.P. (contained in Exhibit
                        5.1 hereto)

       Exhibit 23.2     Consent of Vinson & Elkins L.L.P. (contained in Exhibit
                        8.1 hereto)

       Exhibit 99.1     Press Release dated February 10, 2003



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 11, 2003     ALLIANCE RESOURCE PARTNERS, L.P.

                             By: Alliance Resource Management GP, LLC

                                         /s/ THOMAS L. PEARSON
                             --------------------------------------------------
                                             Thomas L. Pearson
                                 Senior Vice President - Law Administration,
                                        General Counsel and Secretary

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                               INDEX TO EXHIBITS

     EXHIBIT
     NUMBER           DESCRIPTION
     ------           -----------
     Exhibit 1.1      Underwriting Agreement dated as of February 10, 2003 by
                      and among the Partnership and the underwriters named
                      therein.

     Exhibit 5.1 Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered

     Exhibit 8.1      Opinion of Vinson & Elkins L.L.P. relating to tax matters

     Exhibit 23.1     Consent of Vinson & Elkins L.L.P. (contained in Exhibit
                      5.1 hereto)

     Exhibit 23.2     Consent of Vinson & Elkins L.L.P. (contained in Exhibit
                      8.1 hereto)

     Exhibit 99.1     Press Release dated February 10, 2003